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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                  001-32202                 88-0408274
----------------------------      ------------       ---------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)


         6370 Nancy Ridge Drive, Suite 112
             San Diego, California                              92121
     ----------------------------------------               --------------
     (Address of Principal Executive Offices)                  Zip Code


                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A)   DISMISSAL OF DELOITTE & TOUCHE LLP

On July 18, 2007, we dismissed Deloitte & Touche LLP (Deloitte) as our principal independent registered public accounting firm. The decision to dismiss Deloitte was approved by the Audit Committee of our Board of Directors.

Deloitte's audit report on our consolidated financial statements for the two fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports for the fiscal years ended December 31, 2006 and 2005 contained (i) an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern, and (ii) an explanatory paragraph relating to our adoption, effective January 1, 2006, of Statement of Financial Accounting Standards No. 123(R) -- Share-Based Payment.

During the fiscal years ended December 31, 2006 and 2005, and through the subsequent interim period ending July 18, 2007, there were no disagreements between us and Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make a reference thereto in connection with their report on the financial statements.

During the fiscal years ended December 31, 2006 and 2005, and through the subsequent interim period ending July 18, 2007, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B, except for the material weaknesses in our internal control over financial reporting previously disclosed in (1) Part II, Item 8A of our annual report on Form 10-KSB/A (Amendment No. 1) for the year ended December 31, 2004 (filed on September 27, 2005), and (2) Part I, Item 3 of our quarterly report on Form 10-QSB for the quarter ended March 31, 2006 (filed on May 15, 2006).

We provided to Deloitte a copy of the disclosures set forth above and requested that Deloitte furnish us with a letter addressed to the SEC stating whether Deloitte agrees with the statements made by us in this report. Deloitte's letter is attached as Exhibit 16.1 to this report.

(B)   ENGAGEMENT OF KMJ CORBIN & COMPANY LLP

On July 18, 2007, we engaged KMJ Corbin & Company LLP (KMJ Corbin) as our new principal independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2007. The decision to engage KMJ Corbin was approved by the Audit Committee of our Board of Directors. We have authorized Deloitte to respond fully to inquiries by KMJ Corbin.

During the last two fiscal years and through July 16, 2007, we did not consult with KMJ Corbin regarding (i) the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of a disagreement or event required to be identified in response to Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

16.1  Letter from Deloitte & Touche LLP

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2007                        MICROISLET, INC.


                                           By: /s/ Kevin A. Hainley
                                               ---------------------------------
                                               Kevin A. Hainley
                                               Interim Chief Financial Officer